UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004




                            FORM 8-K

                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(D)
             OF THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported):
			OCTOBER 20, 1999

                INFINITY BROADCASTING CORPORATION
     (Exact name of registrant as specified in its charter)


          DELAWARE                1-14599             13-4030071
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     (State or other             (Commission         (IRS  Employer
      jurisdiction of             File Number) 	    Identification
      incorporation)                                	  Number)


          40 WEST 57TH STREET, NEW YORK, NY            10019
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(Address of principal executive offices)               (Zip Code)


                         (212) 314-9200
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      (Registrant's telephone number, including area code)

ITEM 5.     OTHER EVENTS


     The following information is filed in this Report for the purpose of restating and updating Infinity Broadcasting
Corporation's description of its capital stock.

                  DESCRIPTION OF CAPITAL STOCK

     Infinity Broadcasting Corporation's Restated Certificate of Incorporation authorizes 2,000,000,000 shares of Class A Common Stock, 2,000,000,000 shares of Class B Common Stock, and 50,000,000 shares of Preferred Stock. The following summary description of the capital stock of Infinity is qualified in its entirety by reference to its Restated Certificate and its Restated By-Laws. Infinity files copies of its Restated Certificate and By-Laws with the Securities and Exchange Commission. The current Restated Certificate and By-Laws are listed as exhibits to this Report and are incorporated by reference.

     As used in the Restated Certificate, CBS Parent means CBS Corporation, or, if CBS Corporation is then a wholly-owned subsidiary of another entity, CBS Parent means the parent entity, in either case together with any successor by way of merger, consolidation, division or sale of all or substantially all of the assets of CBS Corporation. CBS Party means CBS Parent, any person or entity with a controlling interest in CBS Parent, and all corporations, partnerships, joint ventures, associations and other entities in which CBS Parent beneficially owns, directly or indirectly, 50 percent or more of the outstanding voting stock, voting power or similar voting interests other than Infinity or any entity in which Infinity beneficially owns, directly or indirectly, 50 percent or more of the outstanding voting interests.

     Infinity's Restated Certificate provides for two classes of common stock, Class A Common Stock and Class B Common Stock, which are substantially identical except with respect to voting, conversion and transfer.

          CLASS A COMMON STOCK AND CLASS B COMMON STOCK

     Voting Rights
     -------------

     Holders of Class A Common Stock and Class B Common Stock generally have identical voting rights and vote together as a single class and not as separate classes, except that holders of Class A Common Stock are entitled to one vote per share while holders of Class B Common Stock are entitled to five votes per share and the shares of Class B Common Stock maintain certain conversion rights and transfer restrictions as described below. Except as required by law, the Restated Certificate or the By-Laws, all matters to be voted on by stockholders, other than in the election of directors, must be approved by a majority of the votes cast in person or by proxy by holders of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote on the subject matter, voting together as a single class, subject to any voting rights granted to holders of any outstanding Preferred Stock. In the case of the election of directors, the required vote is a plurality rather than a majority. Holders of shares of Class A Common Stock and Class B Common Stock are not entitled to cumulate their votes in the election of directors. Except as otherwise provided by law or in the Restated Certificate, and subject to any voting rights granted to holders of any outstanding Preferred Stock, amendments to the Restated Certificate must be approved by a majority of the combined voting power of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon, voting together as a single class. This requirement includes any amendments to increase or decrease the authorized shares of any class. However, amendments to the Restated Certificate that would adversely alter or change the powers, preferences and relative, participating, optional or other special rights of the shares of Class A Common Stock or Class B Common Stock must also be approved by a majority of the combined voting power of the outstanding shares of the class that would be adversely affected by the amendment, voting as a separate class. The superior voting rights of the holders of the Class B Common Stock described above may discourage unsolicited tender offers and merger proposals.

     Dividends and Other Distributions
     ----------------------------------

     Holders of Class A Common Stock and Class B Common Stock share equally on a per share basis in any dividends or other distributions declared by the Infinity Board of Directors, subject to the rights of the holders of any series of Preferred Stock and any other provisions of the Restated Certificate. Dividends or other distributions consisting of shares of Class A Common Stock and Class B Common Stock may be paid only as follows:

     * Shares of Class A Common Stock, or securities convertible into or exchangeable or exercisable for shares of Class A Common Stock, may be paid only to holders of Class A Common Stock.

     * Shares of Class B Common Stock, or securities convertible into or exchangeable or exercisable for shares of Class B Common Stock, may be paid only to holders of Class B Common Stock.

     * The number of shares or securities convertible into or exchangeable or exercisable for shares of Class A or Class B Common Stock so paid must be equal on a per share basis with respect to each outstanding share of Class A Common Stock and Class B Common Stock.

     Infinity is not permitted to reclassify, subdivide or combine shares of either class of its Common Stock without at the same time proportionally reclassifying, subdividing or combining shares of the other class.

     In the event of any liquidation, dissolution or winding up of Infinity, the holders of Class A Common Stock and the holders of Class B Common Stock are entitled to receive the assets and funds of Infinity available for distribution, after payments to creditors and to the holders of any Preferred Stock of Infinity that may at the time be outstanding, in proportion to the number of shares held by them, respectively, without regard to class.

	Issuance of Class B Common Stock, Options, Rights or Warrants
      -------------------------------------------------------------

     Except as described in the provisions regarding dividends and other distributions above, Infinity is not entitled to issue additional shares of Class B Common Stock or to issue rights, options, warrants or other securities convertible into or exchangeable or exercisable for additional shares of Class B
Common Stock, except that Infinity is permitted to make a pro rata offer to all holders of Common Stock of rights to purchase additional shares of the class of Common Stock already held by them. The Class A Common Stock and the Class B Common Stock must be treated equally with respect to any offer that Infinity makes to holders of Common Stock of rights, options, warrants or other securities convertible into or exchangeable or exercisable for shares of any other capital stock of Infinity.

     Merger
     -------

     In the event of a merger, consolidation or other restructuring, the holders of Class A Common Stock and the holders of Class B Common Stock are entitled to receive the same per share consideration, if any, except that, prior to a Tax-Free Spin-Off, if such consideration includes voting securities or rights, options, warrants or other securities convertible into or exchangeable or exercisable for voting securities, Infinity must, to the maximum extent practicable, provide that the voting securities distributed or distributable to holders of Class B Common Stock entitle such holders to five times the number of votes per share or other applicable unit as the voting securities issued or issuable to the holders of the Class A Common Stock.

     As used in the Restated Certificate, a Tax-Free Spin-Off means the transfer of the Class B Common Stock beneficially owned by CBS Parent to the stockholders of CBS Parent in a transaction intended to be tax-free under Section 355 of the Internal Revenue Code or any successor provision.

     Conversion of Class B Common Stock
     -----------------------------------

     Each share of Class B Common Stock is convertible at the option of the holder into one share of Class A Common Stock as long as it is held by a CBS Party. Any shares of Class B Common Stock transferred to a person other than a CBS Party automatically convert into shares of Class A Common Stock upon such transfer except in the situation described below.

     In connection with a Tax-Free Spin-Off, shares of Class B Common Stock will not convert, and thereafter will not be convertible, into shares of Class A Common Stock, subject to applicable laws. However, the Intercompany Agreement between CBS and Infinity requires CBS, prior to a Tax-Free Spin-Off, to amend the Restated Certificate to provide for the automatic conversion of shares of Class B Common Stock into shares of Class A Common Stock, at a specified time following the Tax-Free Spin-Off, if CBS determines that such conversion would be consistent with qualification of the transaction as a tax-free spin-off under
Section 355 of the Internal Revenue Code.

     Preemptive Rights
     ------------------
     No shares of either class of Common Stock have preemptive rights with respect to any outstanding or newly issued capital stock of Infinity.

     Foreign Ownership Restrictions
     ------------------------------
     Infinity's Restated Certificate includes the following provisions, which are designed to ensure that control and management of Infinity remains with United States persons or entities, as required by the Federal Communications Act.

     * If Infinity is a direct licensee of a broadcast station, Infinity will not issue to Aliens, either individually or in the aggregate, in excess of 20% of the total number of shares of capital stock of Infinity outstanding at any time. Infinity also will seek not to permit the transfer on the books of Infinity of any capital stock to any Alien that would result in the total number of shares of such capital stock held by Aliens exceeding this 20% limit. If Infinity is not a direct licensee of a broadcast station but directly or indirectly controls a licensee, the foregoing limit is 25% rather than 20%. In the event that the Federal Communications Commission amends these limits, the amended limits apply.

     * As used in Infinity's Restated Certificate, Alien means any of the following:

       * A person who is a citizen of a country other than the United States

       * Any entity organized under the laws of a government other than the government of the United States or any state, territory, or possession of the United
            States

       *    A government other than the government of the United
            States or of any state, territory, or possession of the United States

       * A representative of, or an individual or entity controlled by, any of the foregoing

     * If Infinity is a direct licensee of a broadcast station, no Alien or Aliens will be entitled to vote or direct or control the vote of more than 20% of either the total number of shares of capital stock of Infinity outstanding and entitled to vote at any time and from time to time or the total voting power of all shares of capital stock of Infinity outstanding and entitled to vote at any time and from time to time. If Infinity is not a direct licensee of a broadcast station but directly or indirectly controls a licensee, the foregoing limit is 25% rather than 20%. In the event that the FCC amends these limits, the amended limits apply.

     * Any shares of capital stock of Infinity determined by its Board of Directors to be owned by an Alien or Aliens will always be subject to redemption by Infinity, by action of its Board of Directors or any other applicable provision of law, to the extent necessary in the judgment of the Board of Directors to comply with the Alien ownership restrictions. The terms, conditions and procedures of redemption will be as follows:

          * The redemption price of the shares to be redeemed will be equal to the fair market value of the shares to be redeemed, as determined by the Board of Directors in good faith.

          * The redemption price of such shares may be paid in cash, securities or any combination of cash and securities, as determined by the Board of Directors.

          * If the aggregate redemption price for all of the Alien-owned shares to be redeemed exceeds $5 million in the aggregate during any one year period consisting of any 12 consecutive calendar months, then Infinity may elect to pay the balance of any redemption price after Infinity has paid $5 million in the one year period in installments not to exceed $5 million per year in the aggregate, with interest payable semi-annually at a rate equal to the six-month LIBOR rate for such six-month period from time to time as determined by the Board of Directors in good faith.

          * If fewer than all of the Alien-owned shares are to be redeemed, the shares to be redeemed will be selected in any manner determined by the Board of Directors to be fair and equitable.

          * Except as to holders who waive notice in writing and except as described below, at least 10 days' prior written notice of the redemption specifying the date the redemption is to be effective will be given to the holders of the shares selected to be redeemed. The written notice can be given to holders on the redemption date, rather than at least 10 days' prior to the redemption date, if the cash or securities necessary to effect the redemption has been deposited in trust for the benefit of the holders and the cash and securities are subject to immediate withdrawal by the holders upon surrender of the stock certificates for the shares being redeemed, with the stock certificates duly endorsed in blank or accompanied by duly executed proper instruments of transfer.

          * From and after the redemption date, the shares being redeemed cease to be regarded as outstanding. Any and all rights of the holders of whatever nature in respect of the shares being redeemed or attaching to the shares being redeemed cease and terminate beginning on the redemption date. This includes any rights to vote or to participate in dividends declared on capital stock of the same class or series as the shares being redeemed, excepting only payment of dividends declared prior to the redemption date for which the record date precedes the redemption date. After the redemption date, the holders are entitled only to receive the cash or securities payable upon redemption.

          * The redemption will also be subject to such other terms and conditions as the Board of Directors determines.


                         PREFERRED STOCK

     The Board of Directors has the authority, without further action by the stockholders, to provide for the issuance of shares of Preferred Stock in one or more series and to fix the powers, rights, preferences, privileges and restrictions of the series. Any or all of these powers, rights, preferences and privileges may be greater than the rights of the Class A Common Stock or the Class B Common Stock. Depending upon the rights of such Preferred Stock, the issuance of Preferred Stock could adversely affect the voting power of holders of the Class A Common Stock or the Class B Common Stock or both, could result in restrictions upon the payment of dividends or other distributions to the holders of Common Stock, and could have the effect of delaying, deterring or preventing a change in control of Infinity.
Infinity has no present plans to issue any shares of Preferred
Stock.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS

(c)  Exhibits

Exhibit           Description
----------        --------------
99.1              Infinity's Restated Certificate of
                  Incorporation is incorporated herein by
                  reference to Exhibit 3.1 to Infinity's
                  Quarterly Report on Form 10-Q for the quarter ended June 30, 1999.

99.2 Infinity's Restated By-Laws are incorporated herein by reference to Exhibit 3.2 to Infinity's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999.

                            SIGNATURE



  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                  	 INFINITY BROADCASTING CORPORATION
            	     	 ---------------------------------
                                (Registrant)



                         By:  /s/ Angeline C. Straka
                         ----------------------------------------
                           Angeline C. Straka
                           Vice President and Secretary




Date:  October 20, 1999